UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2015

ZF TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-31970	81-0597059
(Commission File Number)	(I.R.S. Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150
(Address of Principal Executive Offices)	(Zip Code)

(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)

TRW Automotive Holdings Corp.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

In anticipation of the completion of the Merger (as defined below), effective as of May 15, 2015, all fees and other amounts outstanding under the Eighth Amended and Restated Credit Agreement, dated as of September 28, 2012 (as amended, restated or otherwise modified through the date hereof, the “Credit Agreement”), among TRW Automotive Holdings Corp., a Delaware corporation (n/k/a ZF TRW Automotive Holdings Corp., the “Company”), TRW Automotive Inc., a Delaware corporation, certain of the Company’s foreign subsidiaries party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Bank of America, N.A., as Syndication Agent, were paid and the Credit Agreement was terminated.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 15, 2015 (the “Closing Date”), the Company completed its previously announced merger (the “Merger”) of MSNA, Inc., a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of ZF Friedrichshafen AG, a stock corporation organized and existing under the laws of the Federal Republic of Germany (“ZF”), held directly by ZF North America, Inc. (“ZNA”), with and into the Company, which resulted in the Company becoming a wholly owned subsidiary of ZF. The Merger was effected pursuant to the Agreement and Plan of Merger, dated September 15, 2014, by and among the Company, ZF and Merger Sub (the “Merger Agreement”).

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of the Company Common Stock held by ZF, ZNA, Merger Sub or any other direct or indirect wholly owned subsidiary of ZF, shares owned by the Company (including shares held in treasury), and shares owned by stockholders who have properly made and not withdrawn a demand for appraisal rights in accordance with Section 262 of the Delaware General Corporation Law, as amended (the “DGCL”) were converted into the right to receive $105.60 in cash, without interest (the “Merger Consideration”).

Pursuant to the Merger Agreement, each outstanding Company stock option, whether vested or unvested, was cancelled and converted into a right to receive an amount in cash equal to (i) the excess of the Merger Consideration over the per share exercise price multiplied by (ii) the number of shares subject to such option; each outstanding Company stock appreciation right, whether vested or unvested, was cancelled and converted into a right to receive an amount in cash equal to (i) the excess of the Merger Consideration over the fair market value per share at the relevant grant date multiplied by (ii) the number of shares subject to such stock appreciation right; each Company restricted stock unit and phantom stock unit vested in full and was cancelled and converted into a right to receive an amount in cash equal to the Merger Consideration multiplied by the number of shares subject to such unit; and each Company performance stock unit immediately became vested at the “maximum level” of performance and was cancelled and converted into a right to receive an amount in cash equal to the Merger Consideration multiplied by the number of shares subject to such unit, in each case, without interest and less any applicable withholding taxes.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2014, the terms of which are incorporated herein by reference.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Company notified The New York Stock Exchange (the “NYSE”) that the Merger had been completed and requested that trading in the Company Common Stock be suspended and that the Company Common Stock be withdrawn from listing on the NYSE, effective before the market opened on the Closing Date. On the Closing Date, the NYSE filed with the SEC a notification of removal from listing on Form 25 to report that shares of Company Common Stock will no longer be listed on the NYSE. The Company Common Stock ceased trading effective before the market opened on the Closing Date and will be delisted from the NYSE.

Additionally, the Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Company Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Merger and at the Effective Time, holders of Company Common Stock and outstanding Company stock options, stock appreciation rights,  restricted stock units, phantom stock units and performance stock units immediately prior to such time ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

In connection with the Merger and at the Effective Time, a change of control of the Company occurred and the Company became a wholly owned subsidiary of ZF.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, John C. Plant, Neil P. Simpkins, James F. Albaugh, Francois J. Castaing, Robert L. Friedman, Michael R. Gambrell, J. Michael Losh, David W. Meline, Jody G. Miller and David S. Taylor ceased to serve as directors of the Company as of the Effective Time and Dr. Franz Kleiner, Dr. Stefan Sommer, Dr. Konstantin Sauer, Jürgen Holeksa, Michael Hankel, Wilhelm Rehm and Rolf Lutz, the directors of Merger Sub immediately prior to the Effective Time, became the directors of the Company following the Effective Time, to serve for a term to expire at the next annual meeting of stockholders of the Company or until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and the bylaws of the Company.

The executive officers of the Company immediately prior to the Effective Time will continue to serve in their current positions with the Company, except for Robin Walker-Lee, Executive Vice President, General Counsel and Secretary of the Company, and Patrick Olney, Executive Vice President and Chief Operating Officer of the Company, each of whom submitted a letter of resignation to resign from their respective positions with the Company, effective as of the Closing Date.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger and at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety. The Third Amended and Restated Certificate of Incorporation of the Company is attached hereto as Exhibit 3.1(a)  and is incorporated herein by reference.

On the Closing Date, but following the Effective Time, pursuant to Section 242 of the DGCL, the Company amended the Third Amended and Restated Certificate of Incorporation of the Company to change the Company’s name to “ZF TRW Automotive Holdings Corp.” by filing a certificate of amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware.  The Certificate of Amendment is attached hereto as Exhibit 3.1(b)  and is incorporated herein by reference.

In connection with the Merger, immediately following the effectiveness of the Certificate of Amendment, the bylaws of the Company were amended and restated in their entirety. The Fifth Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 15, 2015, the Company and ZF issued a joint press release announcing, among other things, the completion of the previously announced Merger, pursuant to the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any Company filing under the Securities  Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such  filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1

Agreement and Plan of Merger, dated as of September 15, 2014, by and among TRW Automotive Holdings Corp. (n/k/a ZF TRW Automotive Holdings Corp.), ZF Friedrichshafen AG, and MSNA, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on September 15, 2014, Commission file number 001-31970)

3.1(a)*	Third Amended and Restated Certificate of Incorporation of TRW Automotive Holdings Corp. (n/k/a ZF TRW Automotive Holdings Corp.)

3.1(b)*	Certificate of Amendment of Amended and Restated Certificate of Incorporation of TRW Automotive Holdings Corp. (n/k/a ZF TRW Automotive Holdings Corp.)

3.2*	Fifth Amended and Restated Bylaws of ZF TRW Automotive Holdings Corp.

99.1*	Press Release, dated May 15, 2015

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZF TRW Automotive Holdings Corp.

DATED: May 15, 2015	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1

Agreement and Plan of Merger, dated as of September 15, 2014, by and among TRW Automotive Holdings Corp. (n/k/a ZF TRW Automotive Holdings Corp.), ZF Friedrichshafen AG, and MSNA, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on September 15, 2014, Commission file number 001-31970)

3.1(a)*	Third Amended and Restated Certificate of Incorporation of TRW Automotive Holdings Corp. (n/k/a ZF TRW Automotive Holdings Corp.)

3.1(b)*	Certificate of Amendment of Amended and Restated Certificate of Incorporation of TRW Automotive Holdings Corp. (n/k/a ZF TRW Automotive Holdings Corp.)

3.2*	Fifth Amended and Restated Bylaws of ZF TRW Automotive Holdings Corp.

99.1*	Press Release, dated May 15, 2015

* Filed herewith.